 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2012

INVESTORS CAPITAL HOLDINGS, LTD.

 (Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	333-43664 (Commission File Number)	04-3284631 (IRS Employer Identification No.)

230 Broadway East
Lynnfield, MA 01940
(Address of principal executive offices) (Zip Code)

 Registrant’s telephone number, including area code  (800) 949-1422

NOT APPLICABLE
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 18, 2012, Mr. Geoffrey Chalmers resigned, effectively immediately as a director of the Board of Directors of the Company.   The Board accepted his resignation noting appreciation for his service to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investors Capital Holdings, Ltd.

	By:	/s/ Timothy B. Murphy
Timothy B. Murphy, Chief Executive Officer

Date: May 24, 2012